NUVEEN NWQ FLEXIBLE INCOME FUND

SUPPLEMENT DATED NOVEMBER 17, 2020

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2020

Shareholders of Nuveen NWQ Flexible Income Fund (the “Fund”) have approved a change to the Fund’s fundamental investment policy regarding industry concentration. The Fund will no longer be required to invest at least 25% of its assets in securities of companies principally engaged in financial services and will not be permitted to invest more than 25% of its assets in financial services companies or any other particular industry.

As a result, the first sentence of the third paragraph of the section of the summary prospectus entitled “Principal Investment Strategies” is hereby deleted and the first sentence of the section entitled “Principal Risks – Financial Services Sector Risk” is deleted and replaced with the following:

The Fund currently invests a significant portion of its assets in the financial services sector, although this may change over time.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NFIS-1120P